Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Record Results

For the Third Quarter Ended September 30, 2014

SAN JOSE, California, October 27, 2014--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leader in high performance power solutions, today announced financial results for the quarter ended September 30, 2014, which included record revenue and record non-GAAP(1) earnings per share.

The results for the quarter ended September 30, 2014 are as follows:

●	Net revenue was $78.3 million, a 14.5% increase from $68.4 million in the second quarter of 2014 and a 19.9% increase from $65.3 million in the third quarter of 2013.
●

GAAP gross margin was 54.2%, which included the impact of $0.2 million for stock-based compensation expenses and $0.3 million for the amortization of acquisition-related intangible assets, compared with 54.0% in the third quarter of 2013, which included the impact of $0.2 million for stock-based compensation expenses.

●

Non-GAAP gross margin(1) was 54.9%, which excluded the impact of $0.2 million for stock-based compensation expenses and $0.3 million for the amortization of acquisition-related intangible assets, compared with 54.3% in the third quarter of 2013, which excluded the impact of $0.2 million for stock-based compensation expenses.

●

GAAP operating expenses were $32.0 million, including $31.7 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $8.6 million for stock-based compensation expenses, $0.1 million of acquisition-related transaction costs and $(0.1) million of deferred compensation plan income, and $0.3 million for litigation expenses. Comparatively, for the quarter ended September 30, 2013, GAAP operating expenses were $26.6 million, including $26.5 million for R&D and SG&A expenses, which included $5.1 million for stock-based compensation expenses, and $0.1 million for litigation expenses.

●

Non-GAAP(1) operating expenses were $23.4 million, excluding $8.6 million for stock-based compensation expenses, $0.1 million of acquisition-related transaction costs and $(0.1) million of deferred compensation plan income, compared with $21.5 million, excluding $5.1 million for stock-based compensation expenses, for the quarter ended September 30, 2013.

●

GAAP net income was $11.2 million and GAAP earnings per share were $0.28 per diluted share. Comparatively, GAAP net income was $7.4 million and GAAP earnings per share were $0.19 per diluted share for the quarter ended September 30, 2013.

●

Non-GAAP(1) net income was $18.3 million and non-GAAP earnings per share were $0.46 per diluted share, excluding stock-based compensation expenses, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income and related tax effects, compared with non-GAAP net income of $12.8 million and non-GAAP earnings per share of $0.33 per diluted share, excluding stock-based compensation expenses and related tax effects, for the quarter ended September 30, 2013.

The results for the nine months ended September 30, 2014 are as follows:

●	Net revenue was $206.8 million, an 18.5% increase from $174.5 million for the nine months ended September 30, 2013.
●

GAAP gross margin was 54.0%, which included the impact of $0.7 million for stock-based compensation expenses and $0.3 million for the amortization of acquisition-related intangible assets, compared with 53.6% for the nine months ended September 30, 2013, which included the impact of $0.5 million for stock-based compensation expenses.

●

Non-GAAP gross margin(1) was 54.5%, which excluded the impact of $0.7 million for stock-based compensation expenses and $0.3 million for the amortization of acquisition-related intangible assets, compared with 53.9% for the nine months ended September 30, 2013, which excluded the impact of $0.5 million for stock-based compensation expenses.

●

GAAP operating expenses were $85.5 million, including $93.6 million for R&D and SG&A expenses, which included $24.2 million for stock-based compensation expenses, $0.6 million of acquisition-related transaction costs and $(0.1) million of deferred compensation plan income, and $(8.1) million for net litigation benefit. Comparatively, for the nine months ended September 30, 2013, GAAP operating expenses were $77.7 million, including $78.2 million for R&D and SG&A expenses, which included $14.6 million for stock-based compensation expenses, and $(0.5) million for net litigation benefit.

●

Non-GAAP(1) operating expenses were $60.8 million, excluding $24.2 million for stock-based compensation expenses, $0.6 million of acquisition-related transaction costs and $(0.1) million of deferred compensation plan income, compared with $63.1 million, excluding $14.6 million for stock-based compensation expenses, for the nine months ended September 30, 2013.

●

GAAP net income was $26.6 million and GAAP earnings per share were $0.67 per diluted share. Comparatively, GAAP net income was $15.4 million and GAAP earnings per share were $0.40 per diluted share for the nine months ended September 30, 2013.

●

Non-GAAP(1) net income was $48.6 million and non-GAAP earnings per share were $1.23 per diluted share, excluding stock-based compensation expenses, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income and related tax effects, compared with non-GAAP net income of $28.5 million and non-GAAP earnings per share of $0.74 per diluted share, excluding stock-based compensation expenses, a one-time cash award and related tax effects, for the nine months ended September 30, 2013.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2014	2013	2014	2013
Communication	$16.2	$15.0	$46.8	$43.2
Storage and Computing	12.8	12.2	34.1	35.3
Consumer	35.5	28.1	90.2	70.8
Industrial	13.8	10.0	35.7	25.2
Total	$78.3	$65.3	$206.8	$174.5

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2014	2013	2014	2013
DC to DC	$70.2	$57.8	$185.3	$154.8
Lighting Control	8.1	7.5	21.5	19.7
Total	$78.3	$65.3	$206.8	$174.5

“MPS continues to execute according to the plan established three years ago," said Michael Hsing, CEO and founder of MPS. “We are seeing positive early results and are optimistic about our future growth.”

Business Outlook

The following are MPS’s financial targets for the fourth quarter ending December 31, 2014:

●	Revenue in the range of $72 million to $76 million.

●

GAAP gross margin between 53.6% and 54.6%. Non-GAAP(1) gross margin between 54.4% and 55.4%. This excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $30.2 million and $32.2 million. Non-GAAP(1) R&D and SG&A expenses between $22.0 million and $23.0 million. This excludes an estimate of stock-based compensation expenses in the range of $8.2 million to $9.2 million.

●	Total stock-based compensation expense of $8.5 million to $9.5 million.

●	Litigation expenses of $200,000 to $400,000.

●	Fully diluted shares outstanding between 40.0 million and 40.5 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP R&D and SG&A expenses differ from net income, earnings per share, gross margin, operating expenses, and R&D and SG&A expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the three and nine months ended September 30, 2014 and 2013 exclude the effect of stock-based compensation expenses, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income, a one-time cash award and related tax effects. Non-GAAP gross margin for the three and nine months ended September 30, 2014 and 2013 exclude the effect of stock-based compensation expenses and amortization of acquisition-related intangible assets. Non-GAAP operating expenses for the three and nine months ended September 30, 2014 and 2013 exclude the effect of stock-based compensation expenses, acquisition-related transaction costs and deferred compensation plan income. Projected non-GAAP gross margin exclude the effect of stock-based compensation expenses and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended September 30, 2014 results at 2:00 p.m. PT / 5:00 p.m. ET, October 27, 2014. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 18374672. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses and diluted shares outstanding for the quarter ending December 31, 2014, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its quarterly report on Form 10-Q filed with the SEC on July 29, 2014.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is the leader in high performance power solutions. Founded in 1997, MPS pioneered integrated power semiconductor solutions and power delivery architectures. MPS' mission is to provide innovative power solutions in Cloud Computing, Telecom, Industrial and Automotive, and Consumer market segments. MPS has over 1,000 employees worldwide, located in the United States, China, Taiwan, Korea, Japan and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$101,812	$101,213
Short-term investments	126,849	125,126
Accounts receivable, net	24,274	23,730
Inventories	41,587	39,737
Prepaid expenses and other current assets	2,788	2,280
Total current assets	297,310	292,086
Property and equipment, net	63,428	64,837
Long-term investments	9,795	9,860
Goodwill	6,571	-
Acquisition-related intangible assets, net	7,178	-
Deferred income tax assets, net	477	481
Other long-term assets	7,940	1,644
Total assets	$392,699	$368,908

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,793	$10,694
Accrued compensation and related benefits	6,607	10,419
Accrued liabilities	15,528	17,376
Total current liabilities	36,928	38,489
Income tax liabilities	4,746	5,542
Other long-term liabilities	9,364	1,478
Total liabilities	51,038	45,509
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 38,804 and 38,291 as of September 30, 2014 and December 31, 2013, respectively	238,602	234,201
Retained earnings	97,398	82,938
Accumulated other comprehensive income	5,661	6,260
Total stockholders’ equity	341,661	323,399
Total liabilities and stockholders’ equity	$392,699	$368,908

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue	$78,335	$65,347	$206,832	$174,531
Cost of revenue	35,872	30,053	95,173	80,924
Gross profit	42,463	35,294	111,659	93,607
Operating expenses:
Research and development	14,679	12,643	43,649	37,246
Selling, general and administrative	17,006	13,891	49,968	40,941
Litigation expense (benefit), net	332	104	(8,093)	(455)
Total operating expenses	32,017	26,638	85,524	77,732
Income from operations	10,446	8,656	26,135	15,875
Interest and other income (expense), net	202	(59)	686	149
Income before income taxes	10,648	8,597	26,821	16,024
Income tax provision (benefit)	(573)	1,187	186	625
Net income	$11,221	$7,410	$26,635	$15,399

Net income per share:
Basic	$0.29	$0.20	$0.69	$0.42
Diluted	$0.28	$0.19	$0.67	$0.40
Weighted-average shares outstanding:
Basic	38,785	37,910	38,646	37,079
Diluted	39,727	39,009	39,618	38,419

Cash dividends declared per common share	$0.15	$-	$0.30	$-

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of revenue	$246	$163	$669	$465
Research and development	2,388	1,491	6,638	4,557
Selling, general and administrative	6,225	3,577	17,565	10,059
Total stock-based compensation expense	$8,859	$5,231	$24,872	$15,081

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income	$11,221	$7,410	$26,635	$15,399
Net income as a percentage of revenue	14.3%	11.3%	12.9%	8.8%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	8,859	5,231	24,872	15,081
Amortization of acquisition-related intangible assets	306	-	306	-
Acquisition-related transaction costs	107	-	622	-
Deferred compensation expense (income)	(110)	9	(110)	9
Cash award	-	-	-	(266)
Tax effect	(2,059)	149	(3,752)	(1,689)
Non-GAAP net income	$18,324	$12,799	$48,573	$28,534
Non-GAAP net income as a percentage of revenue	23.4%	19.6%	23.5%	16.3%

Non-GAAP net income per share:
Basic	$0.47	$0.34	$1.26	$0.77
Diluted	$0.46	$0.33	$1.23	$0.74

Shares used in the calculation of non-GAAP net income per share:
Basic	38,785	37,910	38,646	37,079
Diluted	39,727	39,009	39,618	38,419

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Gross profit	$42,463	$35,294	$111,659	$93,607
Gross margin	54.2%	54.0%	54.0%	53.6%

Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	246	163	669	465
Amortization of acquisition-related intangible assets	306	-	306	-
Non-GAAP gross profit	$43,015	$35,457	$112,634	$94,072
Non-GAAP gross margin	54.9%	54.3%	54.5%	53.9%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Total operating expenses	$32,017	$26,638	$85,524	$77,732

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(8,613)	(5,068)	(24,203)	(14,616)
Acquisition-related transaction costs	(107)	-	(622)	-
Deferred compensation plan income (expense)	110	(3)	110	(3)
Non-GAAP operating expenses	$23,407	$21,567	$60,809	$63,113

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Total operating income	$10,446	$8,656	$26,135	$15,875
Operating income as a percentage of revenue	13.3%	13.2%	12.6%	9.1%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	8,859	5,231	24,872	15,081
Acquisition-related transaction costs	107	-	622	-
Amortization of acquisition-related intangible assets	306	-	306	-
Deferred compensation plan expense (income)	(110)	3	(110)	3
Non-GAAP operating income	$19,608	$13,890	$51,825	$30,959
Non-GAAP operating income as a percentage of revenue	25.0%	21.3%	25.1%	17.7%

2014 FOURTH QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending December 31, 2014
	Low	High
Gross margin	53.6%	54.6%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.4%	55.4%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending December 31, 2014
	Low	High
R&D and SG&A expenses	$30,200	$32,200
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(8,200)	(9,200)
Non-GAAP R&D and SG&A expenses	$22,000	$23,000